Icahn Enterprises L.P. Investor Presentation November 2013

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2012 and our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2013 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2012 and our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2013 .

Investment Highlights IEP stock performance has meaningfully outpaced all its peers 3 (1) April 1, 2009 is the approximate beginning of the economic recovery. Source : Bloomberg. Includes reinvestment of distributions. Based on the share price as of October 31, 2013. Time Period IEP Berkshire Leucadia Loews S&P 500 Dow Jones Russell 2000 3 Years 227% 45% 19% 25% 58% 51% 63% 5 Years 291% 50% 13% 51% 103% 92% 119% 7 Years 95% 64% 16% 30% 48% 56% 58% April 1, 2009 (1) through October 31, 2013 353% 100% 103% 125% 143% 131% 177% January 1, 2000 through October 31, 2013 1520% 208% 314% 439% 55% 88% 161% April 1, 2009 (1) through October 31, 2013 39.0% 16.2% 16.7% 19.4% 21.3% 20.0% 24.8% January 1, 2000 through October 31, 2013 22.3% 8.5% 10.8% 12.9% 3.2% 4.7% 7.2% Annualized Return Gross Return on Investment in Stock

Investment Highlights 4 Mr . Icahn believes there has never a better time for activist investing, if practiced properly, than today. – Several factors are responsible for this: 1) low interest rates, which make acquisitions much less costly and therefore much more attractive, 2) abundance of cash rich companies that would benefit from making synergistic acquisitions, and 3) the current awareness by many institutional investors that the prevalence of mediocre top management and non - caring boards at ma ny of America's companies must be dealt with if we are ever going to end high unemployment and be able to compete in world marke ts – But an activist catalyst is often needed to make an acquisition happen – We, at IEP, have spent years engaging in the activist model and believe it is the catalyst needed to drive highly accretive M &A and consolidation activity – As a corollary, low interest rates will greatly increase the ability of the companies IEP controls to make judicious, friendl y o r not so friendly, acquisitions using our activist expertise Proven track record of delivering superior returns IEP total stock return of 1,520% (1) since January 1, 2000 – S&P 500, Dow Jones Industrial and Russell 2000 indices returns of approximately 55%, 88% and 161% respectively over the same period Icahn Investment Funds performance since inception in November 2004 – Total return of 244.6% (2) – Compounded average annual return of 14.9% (2) – Returns of 33.3%, 15.2%, 34.5%, and 20.2% (3) in 2009, 2010, 2011, and 2012, respectively – Returns are especially compelling in light of the fact that the portfolio was substantially hedged during this period. As a lon g only portfolio, returns would have been even higher. Recent Financial Results – Earnings per depositary unit of $4.10 in Q3 2013 and $7.17 YTD 2013 – Indicative Net Asset Value increased 33% for the nine months ended September 30, 2013 – Investment Segment up 18.4% in Q3 2013 and 26.3% through September 30, 2013 $5.00 annual distribution (4.9 % yield as of October 31, 2013) (1) Source: Bloomberg. Includes reinvestment of distributions. Based on the share price as of October 31, 2013. (2) Returns calculated as of September 30, 2013. (3) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Inv est ment Funds returns were ~ 6.6% when excluding returns on CVR Energy after it became a consolidated entity .

The Icahn Strategy Across all of our businesses, our success is based on a simple formula: we seek to find undervalued companies in the Graham & Do dd tradition, a methodology for valuing stocks that primarily looks for deeply depressed prices. However, while the typical Graham & Dodd value investor purc has es undervalued securities and waits for results, we often become actively involved in the companies we target. That activity may involve a broad range of approac hes , from influencing the management of a target to take steps to improve shareholder value, to acquiring a controlling interest or outright ownership of the target com pany in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. This activism has brought ab out very strong returns over the years. Today, we are a diversified holding company owning subsidiaries engaged in the following operating businesses: Investment, Au tom otive, Energy, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion. Through our Investment segment, we have significant positions in variou s i nvestments, which currently include Chesapeake Energy (CHK), Forest Laboratories (FRX), Netflix (NFLX), Transocean Ltd. (RIG), Apple Inc. (APPL), Herbali fe Ltd. (HLF), Nuance Communications, Inc. (NUAN) and Talisman Energy Inc. (TLM). Several of our operating businesses started out as investment positions in debt or equity securities, held either directly by Ic ahn Capital or Mr. Icahn. Those positions ultimately resulted in control or complete ownership of the target company. Most recently, we acquired a controlling interest in CVR Energy, Inc. (‘‘CVR’’), which started out as a position in our Investment segment and is now an operating subsidiary that comprises our Energy segment. As of Octob er 31, 2013, based on the closing sale price of CVR stock and distributions since we acquired control, we had gains of approximately $1.7 billion on our purchase of CV R. The recent acquisition of CVR, like our other operating subsidiaries, reflects our opportunistic approach to value creation, through which returns may be obtaine d b y, among other things, promoting change through minority positions at targeted companies in our Investment segment or by acquiring control of those target com pan ies that we believe we could run more profitably ourselves. In 2000, we began to expand our business beyond our traditional real estate activities, and to fully embrace our activist str ate gy. On January 1, 2000, the closing sale price of our depositary units was $7.625 per depositary unit. On October 31, 2013, our depositary units closed at $101.70 per de positary unit, representing an increase 1,520% since January 1, 2000 (including reinvestment of distributions into additional depositary units and taking into accoun t i n - kind distributions of depositary units). Comparatively, the S&P 500, Dow Jones Industrial and Russell 2000 indices increased approximately 55%, 88% and 161%, respecti vel y, over the same period (including reinvestment of distributions into those indices). During the next several years, we see a favorable opportunity to follow an activist strategy that centers on the purchase of tar get stock and the subsequent removal of any barriers that might interfere with a friendly purchase offer from a strong buyer. Alternatively, in appropriate circumsta nce s, we or our subsidiaries may become the buyer of target companies, adding them to our portfolio of operating subsidiaries, thereby expanding our operations through s uch opportunistic acquisitions. We believe that the companies that we target for our activist activities are undervalued for many reasons, often including inept managem ent . Unfortunately for the individual investor, in particular, and the economy, in general, many poor management teams are often unaccountable and very difficult t o r emove. 5

The Icahn Strategy (continued) Unlike the individual investor, we have the wherewithal to purchase companies that we feel we can operate more effectively th an incumbent management. In addition, through our Investment segment, we are in a position to pursue our activist strategy by purchasing stock or debt positions an d t rying to promulgate change through a variety of activist approaches, ranging from speaking and negotiating with the board and CEO to proxy fights, tender offers a nd taking control. We work diligently to enhance value for all shareholders and we believe that the best way to do this is to make underperforming management teams an d b oards accountable or to replace them. The Chairman of the Board of our general partner, Carl C. Icahn, has been an activist investor since 1980. Mr. Icahn believes th at he has never seen a time for activism that is better than today. Many major companies have substantial amounts of cash. We believe that they are hoarding cas h, rather than spending it, because they do not believe investments in their business will translate to earnings. We believe that one of the best ways for many cash - rich companies to achieve increased earnings is to use their large amounts of excess cash, together with advantageous borrowing opportunities, to purchase other companies in their industries and take advantage of the meaningful sy ner gies that could result. In our opinion, the CEOs and Boards of Directors of undervalued companies that would be acquisition targets are the major road blocks to this lo gical use of assets to increase value, because we believe those CEOs and Boards are not willing to give up their power and perquisites, even if they have done a poo r j ob in administering the companies they have been running. In addition, acquirers are often unwilling to undertake the arduous task of launching a hostile campa ign . This is precisely the situation in which we believe a strong activist catalyst is necessary. We believe that the activist catalyst adds value because, for companies with strong balance sheets, acquisition of their weak er industry rivals is often extremely compelling financially. We further believe that there are many transactions that make economic sense, even at a large premium ov er market. Acquirers can use their excess cash, that is earning a very low return, and/or borrow at the advantageous interest rates now available, to acquire a tar get company. In either case, an acquirer can add the target company’s earnings and the income from synergies to the acquirer’s bottom line, at a relatively low cost. But for these potential acquirers to act, the target company must be willing to at least entertain an offer. We believe that often the activist can step in and remove the obs tacles that a target may seek to use to prevent an acquisition. We have spent many years engaging in the activist model which we believe will be increasingly import ant in the coming years. It is our belief that our strategy will continue to produce strong results into the future, and that belief is reflected in t he action of the Board of Directors of our general partner, which announced on May 29, 2013, an increase to our annual distribution from $4.00 to $5.00 per depositary unit. We bel ieve that the strong cash flow and asset coverage from our operating segments will allow us to maintain a strong balance sheet and ample liquidity. In our view Icahn Enterprises L.P. is in a virtuous cycle. We believe that our depositary units will give us another powerful ac tivist tool, allowing us both to use our depositary units as currency for tender offers and acquisitions (both hostile and friendly) where appropriate, and to increas e o ur fire power by raising additional cash through depositary unit sales. All of these factors will, in our opinion, contribute to making our activism even more efficac iou s, which we expect to enhance our results and stock value. 6

Company Overview 7

Overview of Icahn Enterprises Icahn Enterprises L.P . (“IEP” or the “Company”) is a diversified holding company with operating segments in Investment, Automotive , Energy, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion IEP is a permanent capital vehicle that is majority owned and controlled by Carl Icahn – Over the last several years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – Over $300 million of equity raised in 2013 to broaden our shareholder base and improve liquidity – As of September 30, 2013, affiliates of Carl Icahn owned approximately 89% of IEP’s outstanding depositary units IEP benefits from increasing cash flows from its subsidiaries: – CVR Energy: $3.00 annual dividend, $5.50 special dividend in Q1 2013, $6.50 special dividend in Q2 2013 – CVR Refining: $3.23 dividends declared YTD 2013 – American Railcar Inc: $1.00 annual dividend – American Railcar Leasing will generate recurring cash flows (1) Investment segment total assets represents book value of equity. (2) Does not include transaction with American Railcar Leasing which owns a lease fleet of approximately 27,000 railcars . 8 ($ millions) Segment Total (% of Total) Total (% of Total) Total (% of Total) Total (% of Total) Investment (1) $ 8,065 30.12% $ 1,800 9.0% $ 1,710 49.5% $ 729 37.5% Automotive 7,788 29.08% 6,771 34.0% 541 15.7% 418 21.5% Energy 5,972 22.30% 8,603 43.2% 940 27.2% 660 33.9% Metals 374 1.40% 968 4.9% (17) -0.5% (17) -0.9% Railcar (2) 989 3.69% 602 3.0% 155 4.5% 71 3.7% Gaming 876 3.27% 568 2.9% 71 2.1% 49 2.5% Food Packaging 355 1.33% 339 1.7% 67 1.9% 48 2.5% Real Estate 797 2.98% 84 0.4% 41 1.2% 41 2.1% Home Fashion 237 0.89% 199 1.0% - 0.0% - 0.0% Holding Company 1,325 4.95% (35) -0.2% (54) -1.6% (54) -2.8% Total $ 26,778 100.0% $ 19,899 100.0% $ 3,454 100.0% $ 1,945 100.0% As of September 30, 2013 LTM September 30, 2013 Assets Revenue Adjusted EBITDA Adj. EBITDA Attrib. to IEP

71% CVR Energy Inc. (NYSE: CVI) Summary Corporate Organizational Chart WestPoint Home LLC PSC Metals Inc. AREP Real Estate Holdings, LLC Tropicana Entertainment Inc. (OTCPK:TPCA) Federal - Mogul Corp. (NasdaqGS:FDML) Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. (NasdaqGS: IEP) Icahn Enterprises Holdings L.P . 1% 1% 99% LP Interest 53% 71% 81% 82% American Railcar Industries, Inc. (NasdaqGS:ARII) Icahn Capital LP Viskase Companies Inc. (OTCPK:VKSC) As of September 30, 2013, Icahn Enterprises had investments with a fair market value of approximately $3.6 billion in the Investment Funds. One of the largest independent metal recycling companies in the US Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for nearly 200 years One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry Holding company that owns majority interests in two separate operating subsidiaries Multi - jurisdictional gaming company with eight casinos in New Jersey, Indiana, Nevada, Mississippi, Louisiana and Aruba Leading North American manufacturer of hopper and tank railcars and provider of railcar repair and maintenance services 68% 100% 100% 56% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) CVR Refining, LP (NYSE: CVRR) 185,000 bpd oil refining company in the mid - continent region of the United States 100% 100% 4% Leading global supplier to the automotive, aerospace, energy, heavy duty truck, industrial, marine, power generation and auto aftermarket industries Note : Percentages denote equity ownership as of September 30, 2013. Excludes intermediary and pass through entities. 9 American Railcar Leasing LLC Leading North American lessor of approximately 30,000 hopper and tank railcars 75%

Diversified Subsidiary Companies with Significant Inherent Value The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Global market share leader in each of its principal product categories with a long history of quality and strong brand names Geographically diverse, regional properties in major gaming markets with significant consolidation opportunities 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Leading, vertically integrated manufacturer of railcars with potential to participate in industry consolidation Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer generating record profitability Long - term real estate investment horizon with strong, steady cash flows AREP Real Estate Holdings, LLC IEP’s subsidiary companies possess key competitive strengths and / or leading market positions IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities ─ Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies 10

IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to nine operating segments and over $31 billion of assets as of September 30, 2013 IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results IEP’s record is based on a long - term horizon that can enhance business value and facilitate a profitable exit strategy ─ In 2006, IEP sold its oil and gas assets for $1.5 billion, resulting in a net pre - tax gain of $0.6 billion ─ In 2008, IEP sold its investment in American Casino & Entertainment Properties LLC for $1.2 billion, resulting in a pre - tax gain of $0.7 billion Acquired partnership interest in Icahn Capital Management L.P . in 2007 ─ IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds IEP also has grown the business through organic investment and through a series of bolt - on acquisitions Evolution of Icahn Enterprises Timeline of Recent Acquisitions and Exits (1) Market capitalization as of October 31, 2013 and balance sheet data as of September 30, 2013. (2) Oil and gas assets included National Energy Group, Inc., TransTexas Gas Corporation and Panaco, Inc . (3) Percentages represents weighted - average composite of the gross returns, net of expenses for the Investment Funds. (4) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Fu nds returns were ~6.6% when excluding returns on CVR Energy after it became a consolidated entity . (5) 2013 year - to - date return as of September 30, 2013. As of December 31, 2005 Mkt. Cap: $2.4bn Total Assets: $4.0bn Current (1) Mkt. Cap: $11.6bn Total Assets: $31bn 2006 37.8% American Casino & Entertainment Properties 2/20/08: Sale of the casinos resulted in proceeds of $1.2 billion and a pre - tax gain of $0.7 b illion American Railcar Industries 1/15/10: 54.4% of ARI’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units PSC Metals 11/5/07: Acquired 100% of the equity of PSC Metals from companies wholly owned by Carl Icahn Tropicana Entertainment 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake CVR Energy, Inc. 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Federal - Mogul 7/3/08: Acquired a majority interest in Federal - Mogul from companies wholly owned by Carl Icahn Investment Management 8/8/07: Acquired investment advisory business, Icahn Capital Management Viskase 1/15/10: 71.4 % of Viskase’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Oil and Gas Assets (2) 11/21/06: S old oil and gas assets to a strategic buyer for $1.5 billion resulting in a pre - tax gain of $0.6 billion Year / Icahn Capital Returns: (3) 11 CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering on 1/16/13 and 5/14/13, respectively. CVR Partners completed a secondary offering on 5/22/13. 2013 YTD 26.3% (5) 2007 12.3% 2008 (35.6%) 2009 33.3% 2010 15.2% 2011 34.5% 2012 20.2% (4) American Railcar Leasing LLC 10/1/13: Acquired a 75% interest in ARL from companies wholly owned by Carl Icahn

IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies Activist strategy requires significant capital, rapid execution and willingness to take control of companies Implement changes required to improve businesses Ability to Maximize Shareholder Value Through Proven Activist Strategy Purchase of Stock or Debt IEP pursues its activist strategy and seeks to promulgate change x Dealing with the board and management x Proxy fights x Tender offers x Taking control With over 300 years of collective experience, IEP’s investment and legal team is capable of unlocking a target’s hidden value x Financial / balance sheet restructuring x Operation turnarounds x Strategic initiatives x Corporate governance changes IEP is a single, comprehensive investment platform ─ Corporate structure provides IEP the optionality to invest in any security, in any industry and during any cycle over a longe r t erm time horizon Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy ─ IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn Putting Activism into Action 12

Situation Overview Historically, two businesses had a natural synergy ─ Aftermarket benefitted from OEM pedigree and scale Review of business identified numerous dis - synergies by having both under one business ─ Different customers, methods of distribution, cost structures, engineering and R&D, and capital requirements Structured as a C - Corporation ─ Investors seeking more favorable alternative structures Review of business identifies opportunity for significant cash flow generation ─ High quality refiner in underserved market ─ Benefits from increasing North American oil production ─ Supported investment in Wynnewood refinery and UAN plant expansion Strong investor appetite for yield oriented investments Strategic / Financial Initiative Adjust business model to separate OEM Powertrain and Vehicle Component Systems into two separate segments Contributed assets to a separate MLP and subsequently launched CVR Refining IPO and secondary offering; completed CVR Partners secondary offering Result Separation will improve management focus and maximize value of both businesses CVR Energy stock up 77%, including dividends, from tender offer price of $30.00 (1) Significant Experience Optimizing Business Strategy and Capital Structure IEP’s management team possesses substantial strategic and financial expertise ─ Maintains deep knowledge of capital markets, bankruptcy laws, mergers and acquisitions and transaction processes Active participation in the strategy and capital allocation for targeted companies ─ Not involved in day - to - day operations IEP w ill make necessary investments to ensure subsidiary companies can compete effectively Select Examples of Strategic and Financial Initiatives (1) Based on CVR Energy’s current stock price as of October 31, 2013. 13

Deep Team Led by Carl Icahn Led by Carl Icahn ─ Substantial investing history provides IEP with unique network of relationships and access to Wall Street Team consists of nearly 20 professionals with diverse backgrounds ─ Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Daniel Ninivaggi President & Chief Executive Officer , Icahn Enterprises L.P. 3 22 SungHwan Cho Chief Financial Officer , Icahn Enterprises L.P. 7 15 Vincent J. Intrieri Senior Managing Director, Icahn Capital 15 29 Samuel Merksamer Managing Director, Icahn Capital 5 10 Brett Icahn Portfolio Manager, Sargon Portfolio 11 11 David Schechter Portfolio Manager, Sargon Portfolio 9 16 Keith Cozza Chief Operating Officer, Icahn Capital 9 12 Keith Schaitkin General Counsel, Icahn Enterprises L.P. 12 33 14

Overview of Operating Segments 15

Highlights and Recent Developments Since inception in November 2004, the Investment Funds‘ return is 245%, representing an annualized rate of return of 15% through September 30, 2013 ─ Year - to - date returns of approximately 26.3% as of September 30, 2013 Long history of investing in public equity and debt securities and pursuing activist agenda Employs an activist strategy which seeks to unlock hidden value through various tactics ─ Financial / balance sheet restructurings (e.g., CIT Group, Apple) ─ Operational turnarounds (e.g., Motorola, Navistar) ─ Strategic initiatives (e.g ., Amylin, Genzyme, Motorola) ─ Corporate governance changes (e.g ., Chesapeake) Core positions typically require significant long - term capital (>$500 million) and rapid execution ─ In many cases, activist strategy can best be executed by taking control of target or having ability and willingness to take control Recent notable investment wins: ─ Amylin Pharmaceuticals, Biogen, CVR Energy, El Paso, Genzyme, Hain Celestial, MGM Studios, Motorola Mobility, Motorola Solutions, Netflix, Herbalife , Chesapeake Our Investment segment is comprised of certain interests that we purchased from Mr. Icahn on August 8, 2007 and the Funds. The acquisition of these interests from Mr. Icahn was accounted for as a combination of entities under common control and we consolidated them on an as - if - pooling basis. The Funds returned all fee - paying capital to their investors during fiscal 2011, which payments were funded through cash on hand and borrowings under existing credit lines. The Funds’ historical gross returns prior to 2007 are for indicative purposes only and did not have an effect on the financial performance and results of operations for IEP during such period Segment: Investment Company Description IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) ─ The Funds returned all capital to third - party investors during fiscal 2011 Fair value of IEP’s interest in the Funds was $3.6 billion as of September 30, 2013 Historical Segment Financial Summary 16 (1) In November 2010, IEP acquired a controlling interest in Tropicana while Tropicana common shares and debt were still held by the Investment Funds. The Tropicana shares and debt were not distributed out of the funds to Icahn Enterprises Holdings until mid 2011. The return on the funds included the pro fit s and losses of the Tropicana debt and equity until the time of distribution to the holding company. These profits and losses are eliminated in consolidation for 2010 and 2011 and are pres ent ed here net of eliminations. Investment Segment LTM ($ millions) 2010 (1) 2011 (1) 2012 9/30/2013 Select Income Statement Data: Total revenues 865$ 1,882$ 398$ 1,800$ Adjusted EBITDA 823 1,845 374 1,710 Net income 818 1,830 372 1,704 Adjusted EBITDA attrib. to IEP 342$ 876$ 158$ 729$ Net income attrib. to IEP 340 868 157 726 Select Balance Sheet Data: Total equity 6,134$ 6,668$ 5,908$ 8,065$ Equity attributable to IEP 2,476 3,282 2,387 3,573 FYE December 31,

Significant Holdings As of September 30 , 2013 (4) As of December 31, 2012 (4) As of December 31, 2011 (4) Company Mkt. Value ($mm) (5) % Ownership (6) Company Mkt. Value ($mm) (5) % Ownership (6) Company Mkt. Value ($mm) (5) % Ownership (6) $2,155 8.9% $1,083 11.5% $1,920 9.4% $1,847 0.4% $992 9.0% $1,773 12.0% $1,720 10.0% $514 10.0% $1,171 10.0% $1,713 9.4% $393 15.6% $798 9.9% $1,312 11.4% $274 14.3% $275 10.3% Icahn Capital (1) Represents a weighted - average composite of the gross returns, net of expenses for the Investment Funds. (2) Return assumes that IEP’s holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Inv est ment Funds returns were ~ 6.6% when excluding returns on CVR Energy after it became a consolidated entity . (3) As of September 30, 2013. (4) Aggregate ownership held directly by IEP, as well as Carl Icahn and his affiliates. Based on most recent 13 - F Holdings Reports, 13 - D flings or other public filings available as of specified date. (5) Based on closing share price as of specified date. (6) Total shares owned as a percentage of common shares issued and outstanding. 17.9% 37.8% 12.3% 33.3% 15.2% 34.5% 20.2% 26.3% 2005 2006 2007 2008 2009 2010 2011 2012 YTD 2013 Historical Gross Returns (1) (35.6%) (2) 17 (3)

Highlights and Recent Developments CVR Refining IPO completed on January 23, 2013 and secondary offering on May 14, 2013 CVR Partners secondary offering completed May 22, 2013. Crude supply advantages supported by increasing North American crude oil production, decreasing North Sea production, transportation bottlenecks and geopolitical concerns ─ Strategic location allows CVR to benefit from an average realized discount to West Texas Intermediate on purchased crude CVR Partners’ expansion of UAN capacity completed in March 2013 CVR Energy paid special dividends of $5.50 and $6.50 per unit in Q1 2013 and Q2 2013, respectively, and adopted a $3.00 per unit annual dividend policy ─ CVR Refining 2013 full year distributable cash flow/share guidance of $3.45 - $3.70 per common unit ─ CVR Partners 2013 full year distribution outlook of $1.85 - $ 2.00 per common unit Ownership Structure as of September 30, 2013: Segment: Energy Company Description CVR Energy, Inc. (NYSE:CVI) operates as a holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP (NYSE:CVRR) and CVR Partners, LP ( NYSE:UAN ) ─ CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States ─ CVR Partners is a leading nitrogen fertilizer producer in the heart of the Corn Belt Historical Segment Financial Summary CVR Refining, LP (NYSE:CVRR) CVR Partners, LP (NYSE:UAN ) CVR Energy, Inc. ( NYSE:CVI) Icahn Enterprises, L.P. (NasdaqGS:IEP) 82% 53% 71% 4% 18 Notes: IEP acquired a controlling interest in CVI on May 4, 2012. CVR Energy (Stand - alone) for 2011 is not pro - forma for the acquisition of Wynnewood refinery on December 15, 2011. Energy Segment($ millions) 5/5/12 - 12/31/12 LTM9/30/2013 Select Income Statement Data: Total revenues 5,519$ 8,603$ Adjusted EBITDA 977 940 Net income 338 609 Adjusted EBITDA attrib. to IEP 787$ 660$ Net income attrib. to IEP 263 384 CVR Energy (Stand-alone) FYE 2011FYE 2012 LTM 9/30/2013 Net Sales 5,029$ 8,567$ 8,430$ Adjusted EBITDA attrib. to CVI 690 1,264 769 Net Income attrib. to CVI 346 379 433

Gasoline 46.8% Distillate 41.4% Other 11.8% CVR Refining, LP (NYSE:CVRR ) Two PADD II Group 3 refineries with combined capacity of 185,000 barrels per day The Company enjoys advantages that enhance the crack spread ─ Has access to and can process price - advantaged mid - continent local and Canadian crude oils ─ Markets its products in a supply - constrained products market with transportation and crude cost advantage Strategic location and logistics assets provide access to price advantaged mid - continent , Bakken and Canadian crude oils ─ 100 % of processed crude is priced by reference to WTI WTI currently (1) trading at $12.46 discount to Brent EIA estimates 2014E Brent - WTI differential of $6.00 (2) ─ ~50,000 bpd crude gathering system, 350+ miles of pipeline, over 125 owned crude transports, a network of strategically located crude oil gathering tank farms and ~ 6.0 million bbls of owned and leased crude oil storage capacity Key Operational Data (9 Mos YTD) : (3) CVR Refining, LP (NYSE:CVRR) Crude throughput (182,780 bpd) Production (191,199 bpd ) (1) Bloomberg front month data as of October 31 st , 2013. (2) As per the EIA’s Short - term Energy Outlook dated October 8, 2013. (3) Data for nine months ended September 30, 2013. (4) Other includes pet coke, asphalt, natural gas liquids (“NGLs”), slurry, sulfur, gas oil and specialty products such as propylene an d s olvents, excludes internally produced fuel . Strategically Located Refineries and Supporting Logistics Assets (4) Sweet 80.5% Medium 9.8% Heavy Sour 9.7% 19

CVR Partners, LP (NYSE:UAN ) Attractive market dynamics for nitrogen fertilizer ─ Decreasing world farmland per capita ─ Increasing demand for corn (largest use of nitrogen fertilizer) and meat ─ Nitrogen represents ~62% of fertilizer consumption ─ Nitrogen fertilizers must be applied annually, creating stable demand Expansion of UAN capacity completed in Q1 2013 United States is a net importer of fertilizer ─ Imports approximately 30% of its nitrogen fertilizer needs ─ Prices based on marginal imported product tied to high European natural gas prices Cost stability advantage ─ 87% fixed costs compared to competitors with 85 - 90% variable costs tied to natural gas Strategically located assets ─ 54% of corn planted in 2012 was within $45/UAN ton freight rate of plant ─ ~$15/UAN ton transportation advantage to Corn Belt vs. U.S. Gulf Coast CVR Partners, LP (NYSE:UAN) Strategically Located Assets 20

Segment: Automotive Company Description Federal Mogul Corporation (NasdaqGS:FDML) operates in two business segments: Powertrain and Vehicle Component Systems ─ Powertrain focuses on original equipment powertrain products for automotive, heavy duty and industrial applications ─ Vehicle Component Systems sells and distributes a broad portfolio of products for the global light vehicle aftermarket, while also servicing original equipment manufacturers with certain products Historical Segment Financial Summary Powertrain Highlights Industry - leading powertrain products to improve fuel economy, reduce emission and enhance durability Over 1,700 patents for powertrain technology and market leading position in many product categories Investing in emerging markets where there are attractive opportunities for growth Introduced enhanced restructuring initiative to lower cost structure, improve manufacturing footprint and drive emerging market growth 2012 results impacted by severe drop in European light vehicle and global heavy duty production Vehicle Component Systems Highlights Aftermarket benefits from the growing number of vehicles on the road globally and the increasing average age of vehicles in Europe and North America Leader in each of its product categories with a long history of quality and strong brand names including Champion, Wagner, Ferodo, MOOG, Fel - Pro Global distribution channels evolving ─ Investing in emerging markets ─ Leverage brands across geographic markets ─ Streamline distribution in North America Restructuring business with a focus on building low cost manufacturing footprint and sourcing partnerships 21 Corporate Highlights and Recent Developments $500 million rights offering completed in July 2013 ─ IEP ownership is 80.7% as of August 6, 2013 Automotive Segment LTM ($ millions) 2010 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 6,239$ 6,937$ 6,677$ 6,771$ Adjusted EBITDA 661 688 513 541 Net income 160 168 (22) (31) Adjusted EBITDA attrib. to IEP 499$ 518$ 390$ 418$ Net income attrib. to IEP 116 121 (24) (31) Select Balance Sheet Data: Total assets 7,296$ 7,288$ 7,282$ 7,788$ Equity attributable to IEP 1,010 967 860 1,316 FYE December 31,

Powertrain Segment VCS Segment Product Line Market Position Product Line Market Position Pistons #1 in diesel pistons #2 a cross all pistons Engine Global #1 Rings & Liners Market leader Sealing Components Global #1 in Gaskets Valve Seats and Guides Market leader Brake Pads / Components Global #1 Bearings Market leader Chassis #1 North America #2 Europe Ignition #2 (following Beru spark plug acquisition) Wipers #2 North America #3 Europe Sealing #4 Overall Ignition #2 North America #3 Europe Systems Protection Market leader Federal - Mogul Corp.’s Leading Market Position 22

Highlights and Recent Developments ARI reported record results ─ $761 million of LTM revenue and $ 177 million of LTM Adjusted EBITDA ─ Approximately 6,300 railcar backlog as of September 30, 2013 ─ $1.00 annualized dividend ARI manufacturing segment strong Tank demand from increasing crude oil production from shale oil and Canada Covered hopper car demand from increasing industrial manufacturing base in United States due to lower cost energy Received 2,750 plastic pellet car order in October, 2013 ─ Investments in vertical integration resulting in higher margins ARI is actively diversifying its earnings exposure ─ Building railcar lease fleet with 3,120 cars on lease as of March 31, 2013 ─ Investing in repair services ─ Diversify into additional car types (intermodal, gondolas, etc.) AEP Leasing is developing a railcar lease fleet outside of ARI with a portfolio of approximately 1,870 cars as of September 30, 2013 ─ Merged with American Railcar Leasing in October, 2013 to create a 75% IEP owned leasing company with approximately 30,000 railcars ─ Sales from ARI to AEP Leasing (and associated profits) are eliminated in consolidation for our Railcar segment Segment: Railcar Segment Description American Railcar Industries, Inc. (“ARI”) ( NasdaqGS:ARII ) operates in three business segments: manufacturing operations, railcar services and leasing American Railcar Leasing, LLC (“ARL”), a 75% owned subsidiary of IEP that owns an approximately 30,000 railcar lease fleet as of October 1, 2013 Historical Segment Financial Summary . 23 Railcar Segment LTM ($ millions) 2010 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 270$ 514$ 657$ 602$ Adjusted EBITDA 3 50 143 155 Net income (27) 4 57 63 Adjusted EBITDA attrib. to IEP 2$ 27$ 77$ 71$ Net income attrib. to IEP (15) 2 29 24 Select Balance Sheet Data: Total assets 654$ 704$ 862$ 989$ Equity attributable to IEP 167 172 257 400 FYE LTM American Railcar Industries, Inc. 2012 9/30/2013 Net Sales 712$ 761$ Adjusted EBITDA 150 177 FYE December 31,

Highlights and Recent Developments Management uses a highly analytical approach to enhance marketing, improve utilization, optimize product mix and reduce expenses ─ Established measurable, property specific, customer service goals and objectives to meet customer needs ─ Utilize sophisticated customer analytic techniques to improve customer experience ─ Reduced corporate overhead by approximately 50% since acquiring Tropicana Selective reinvestment in core properties including upgraded hotel rooms, refreshed casino floor products tailored for each regional market and pursuit of strong brands for restaurant and retail opportunities ─ Tropicana Atlantic City: $ 25 million investment plan ─ Casino Aztar : hotel room renovation in 2012 ─ Consolidated Lighthouse Point & Jubilee in Greenville, MS Capital structure with ample liquidity for synergistic acquisitions in regional gaming markets ─ Purchasing Lumière Place in St. Louis from Pinnacle for $260 million Pursuing opportunities in Internet gaming as states legalize online gaming ─ Partnership announced with Gamesys Ltd in New Jersey Segment: Gaming Company Description Tropicana Entertainment Inc. (OTCPK:TPCA) operates eight casino facilities featuring approximately 372,000 square feet of gaming space with 7,100 slot machines, 210 table games and 6,000 hotel rooms as of March 31, 2013 ─ Eight casino facilities located in New Jersey, Indiana, Nevada, Mississippi, Louisiana and Aruba ─ Successful track record operating gaming companies, dating back to 2000 Historical Segment Financial Summary 24 (1) Gaming segment results for 2010 are for the periods commencing November 15, 2010 . (2) LTM period includes $8 million of property tax credit in Atlantic City Gaming Segment LTM ($ millions) 2010 (1) 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 78$ 624$ 611$ 568$ Adjusted EBITDA (2) 6 72 79 71 Net income (1) 24 30 22 Adjusted EBITDA attrib. to IEP 1$ 37$ 54$ 49$ Net income attrib. to IEP 1 13 21 14 Select Balance Sheet Data: Total assets 793$ 770$ 852$ 876$ Equity attributable to IEP 122 402 379 399 FYE December 31,

Highlights and Recent Developments Future growth expected to be driven by changing diets of a growing middle class in emerging markets ─ Year to Date sales in emerging markets grew 14% ─ Emerging market sales are over 50% of global sales in 2013 compared to 36% in 2007 ─ In 2012, Viskase completed a new finishing center in the Philippines and expanded its capacity in Brazil Developed markets remain a steady source of income ─ Distribution channels to certain customers spanning more than 50 years ─ Sell its products in various countries throughout the world Significant recent investments not yet reflected in financial results ─ $120 million of capital spent in 2009 - 2012 ─ Increase in cellulose casing capacity that came online in late 2012 ─ Full year financial impact realized in 2013 Significant barriers to entry ─ Technically difficult chemical production process ─ Significant environmental and food safety regulatory requirements ─ Substantial capital cost Segment: Food Packaging Company Description Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry Leading worldwide manufacturer of non - edible cellulosic casings for small - diameter meats (hot dogs and sausages) ─ Leading manufacturer of non - edible fibrous casings for large - diameter meats (sausages, salami, hams and deli meats) Historical Segment Financial Summary 25 Food Packaging Segment LTM ($ millions) 2010 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 317$ 338$ 341$ 339$ Adjusted EBITDA 50 48 57 67 Net income 14 6 6 (8) Adjusted EBITDA attrib. to IEP 37$ 35$ 41$ 48$ Net income attrib. to IEP 10 4 4 (6) Select Balance Sheet Data: Total assets 349$ 350$ 355$ 355$ Equity attributable to IEP 10 (1) (3) 3 FYE December 31,

Highlights and Recent Developments North American steel use is expected to be flat in 2013 and grow 3.2% in 2014 (1) Increasing global demand for steel and other metals drives demand for U.S. scrap exports ─ Global steel use increasing 3.1% in 2013 and 3.3% in 2014 (1) PSC is in attractive regional markets ─ $1.8 billion of steel capacity additions in PSC’s geographic area including : V&M Star ($1.0 b illion ), Republic ($ 85 million), US Steel ($500 million) and Timken ($225 million) Scrap recycling process is “greener” than virgin steel production ─ Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces ─ Electric arc furnace steel mills are 60% of U.S. production Highly fragmented industry with potential for further consolidation ─ Capitalizing on consolidation and vertical integration opportunities ─ PSC is building a leading position in its markets Product diversification will reduce volatility through cycles ─ Expansion of non - ferrous share of total business (30% of total revenues in 2012) ─ Opportunities for market extension: auto parts, e - recycling, wire recycling ─ Rebuilding of industrial service accounts Segment: Metals Company Description PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S. Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers Strong regional footprint (Upper Midwest, St. Louis Region and the South) ─ Poised to take advantage of Marcellus and Utica shale energy driven investment Historical Segment Financial Summary 26 (1) World Steel Association Metals Segment LTM ($ millions) 2010 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 725$ 1,096$ 1,103$ 968$ Adjusted EBITDA 24 26 (16) (17) Net income 4 6 (58) (55) Adjusted EBITDA attrib. to IEP 24$ 26$ (16)$ (17)$ Net income attrib. to IEP 4 6 (58) (55) Select Balance Sheet Data: Total assets 326$ 476$ 417$ 374$ Equity attributable to IEP 264 384 338 302 FYE December 31,

Highlights and Recent Developments Business strategy is based on long - term investment outlook and operational expertise Rental Real Estate Operations Net lease portfolio overview ─ Single tenant (~$190bn market cap, A - credit) for two large buildings with leases through 2020 – 2021 ─ 27 additional properties with 2.8 million square feet: 14% Retail, 53% Industrial, 33% Office Maximize value of commercial lease portfolio through effective management of existing properties ─ Seek to sell assets on opportunistic basis Property Development and Resort Operations New Seabury in Cape Cod, Massachusetts and Grand Harbor and Oak Harbor in Vero Beach, Florida each include land for future residential development of approximately 292 and 870 units, respectively ─ Both developments operate golf and resort activities Opportunistically acquired Fontainbleau (Las Vegas casino development) in 2009 for $150 million Segment: Real Estate Company Description Consists of rental real estate, property development and associated resort activities Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants Property development and resort operations are focused on the construction and sale of single and multi - family houses, lots in subdivisions and planned communities and raw land for residential development Historical Segment Financial Summary 27 Real Estate Segment LTM ($ millions) 2010 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 90$ 90$ 88$ 84$ Adjusted EBITDA 40 47 47 41 Net income 8 18 19 14 Adjusted EBITDA attrib. to IEP 40$ 47$ 47$ 41$ Net income attrib. to IEP 8 18 19 14 Select Balance Sheet Data: Total assets 907$ 1,004$ 852$ 797$ Equity attributable to IEP 769 906 763 723 FYE December 31,

Highlights and Recent Developments One of the largest providers of home textile goods in the United States Largely completed restructuring of manufacturing footprint ─ Transitioned majority of manufacturing to low cost plants in Bahrain and Pakistan Streamlined merchandising, sales and customer service divisions Focus on core profitable customers and product lines ─ WPH implemented a more customer - focused organizational structure during the first quarter of 2012 with the intent of expanding key customer relationships and rebuilding the company’s sales backlog ─ Realizing success placing new brands with top retailers ─ Continued strength with institutional customers Consolidation opportunity in fragmented industry Segment: Home Fashion Company Description WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products WestPoint Home owns many of the most well - know brands in home textiles including Martex, Grand Patrician, Luxor and Vellux WPH also licenses brands such as IZOD, Under the Canopy, and Southern Tide Historical Segment Financial Summary 28 Home Fashion Segment LTM ($ millions) 2010 2011 2012 9/30/2013 Select Income Statement Data: Total revenues 431$ 325$ 231$ 199$ Adjusted EBITDA (32) (31) (3) - Net income (62) (66) (27) (16) Adjusted EBITDA attrib. to IEP (23)$ (24)$ (3)$ -$ Net income attrib. to IEP (42) (56) (27) (16) Select Balance Sheet Data: Total assets 408$ 319$ 291$ 237$ Equity attributable to IEP 313 283 256 205 FYE December 31,

Financial Performance 29

Financial Performance Adjusted EBITDA Attributable to Icahn Enterprises Equity Attributable to Icahn Enterprises 30 $939 $1,547 $1,542 $3,449 2010 2011 2012 LTM 9/30/13 $3,183 $3,755 $4,669 $5,720 2010 2011 2012 LTM 9/30/13 (1) In November 2010, IEP acquired a controlling interest in Tropicana while Tropicana common shares and debt were still held by the Investment Funds. The Tropicana shares and debt were not distributed out of the funds to Icahn Enterprises Holdings until mid 2011. The gross return on the funds i ncl uded the P&L of the Tropicana debt and equity until the time of distribution to the holding company. This P&L is eliminated in consolidation for 2010 and 2011 and is presented her e net of eliminations. ($ millions) 2010 2011 2012 Adjusted EBITDA attributable to Icahn Enterprises Investment 342$ 876$ 158$ 1,710$ Automotive 499 518 386 541 Energy - - 787 940 Metals 24 26 (16) (17) Railcar 2 27 77 155 Gaming 1 37 54 71 Food Packaging 37 35 41 67 Real Estate 40 47 47 41 Home Fashion (23) (24) (3) - Holding Company 17 5 11 (54) Total 939$ 1,547$ 1,542$ 3,454$ FYE December 31, LTM 9/30/13 ($ millions) 2010 2011 2012 Equity attributable to Icahn Enterprises Investment (1) 2,476$ 3,282$ 2,387$ 3,573$ Automotive 1,010 967 860 1,316 Energy - - 2,383 2,065 Metals 264 384 338 302 Railcar 167 172 257 400 Gaming 122 402 379 399 Food Packaging 10 (1) (3) 3 Real Estate 769 906 763 723 Home Fashion 313 283 256 205 Holding Company (1,948) (2,640) (2,951) (3,266) Total 3,183$ 3,755$ 4,669$ 5,720$ As of December 31, As of 9/30/13

Consolidated Financial Snapshot ($Millions) 31 2010 2011 2012 9/30/2012 9/30/2013 Revenues: Investment 887$ 1,896$ 398$ 304$ 1,706$ 1,800$ Automotive 6,239 6,937 6,677 5,083 5,177 6,771 Energy - - 5,519 3,651 6,735 8,603 Metals 725 1,096 1,103 872 737 968 Railcar 270 514 657 488 433 602 Gaming 78 624 611 488 445 568 Food Packaging 317 338 341 253 251 339 Real Estate 90 90 88 69 65 84 Home Fashion 431 325 231 176 144 199 Holding Company 57 36 29 29 (35) (35) Eliminations (22) (14) - - - - 9,072$ 11,842$ 15,654$ 11,413$ 15,658$ 19,899$ Adjusted EBITDA: Investment 823$ 1,845$ 374$ 286$ 1,622$ 1,710$ Automotive 661 688 513 419 447 541 Energy - - 977 746 709 940 Metals 24 26 (16) (11) (12) (17) Railcar 3 50 143 100 112 155 Gaming 6 72 79 76 68 71 Food Packaging 50 48 57 40 50 67 Real Estate 40 47 47 39 33 41 Home Fashion (32) (31) (3) (2) 1 - Holding Company 69 5 11 17 (48) (54) Consolidated Adjusted EBITDA 1,644$ 2,750$ 2,182$ 1,710$ 2,982$ 3,454$ NCI Adjusted EBITDA (705) (1,203) (636) (495) (1,368) (1,509) IEP Adjusted EBITDA 939$ 1,547$ 1,546$ 1,215$ 1,614$ 1,945$ Capital Expenditures 422$ 481$ 890$ 617$ 785$ 1,058$ FYE December 31, Nine Months Ended LTM 9/30/2013

Strong Balance Sheet ($Millions) 32 Balance Sheet ($ millions) Investment Automotive Energy Metals Railcar Gaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Assets Cash and Cash Equivalents $ 5 $ 960 $ 887 $ 31 $ 115 $ 245 $ 14 $ 43 $ 16 $ 958 $ 3,274 Cash held at consolidated affiliated partnerships and restricted cash 1,140 - - 4 10 30 1 3 6 236 1,430 Investments 11,825 248 - - 40 34 - - 13 115 12,275 Accounts Receivable, net - 1,395 241 85 32 12 68 7 31 - 1,871 Inventories, net - 1,087 680 88 102 - 72 - 64 - 2,093 Property, Plant and Equipment, net - 1,970 2,666 134 657 441 151 657 84 3 6,763 Goodwill and Itangible assets, net - 1,727 1,312 10 7 67 11 70 3 - 3,207 Other Assets 98 401 186 22 26 47 38 17 20 13 868 Total Assets $ 13,068 $ 7,788 $ 5,972 $ 374 $ 989 $ 876 $ 355 $ 797 $ 237 $ 1,325 $ 31,781 Liabilities and Equity A/P, accrued expenses and other liabilities $ 581 $ 1,913 $ 1,576 $ 66 $ 200 $ 131 $ 71 $ 22 $ 32 $ 574 $ 5,166 Securities sold, not yet purchase, at fair value 704 - - - - - - - - - 704 Due to brokers 3,718 - - - - - - - - - 3,718 Post-employment benfit liability - 1,316 - 3 9 - 63 - - - 1,391 Debt - 2,824 676 3 196 170 217 52 - 4,017 8,155 Total Liabilities $ 5,003 $ 6,053 $ 2,252 $ 72 $ 405 $ 301 $ 351 $ 74 $ 32 $ 4,591 $ 19,134 Equity attributable to Icahn Enterprises 3,573 1,316 2,065 302 400 399 3 723 205 (3,266) 5,720 Equity attributable to NCI 4,492 419 1,655 - 184 176 1 - - - 6,927 Total Equity 8,065 1,735 3,720 302 584 575 4 723 205 (3,266) 12,647 Total Liabilities and Equity $ 13,068 $ 7,788 $ 5,972 $ 374 $ 989 $ 876 $ 355 $ 797 $ 237 $ 1,325 $ 31,781 As of September 30, 2013 (in $millions)

IEP Summary Financial Information Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value d oes not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in th e adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and corr ect ness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary. (1) Fair market value of Holding Company's interest in the Funds and Investment segment cash as of each respective date. (2) Based on closing share price on each date and the number of shares owned by the Holding Company as of each respective date. (3) Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 9.0x Adjusted EBITDA for the tw elve months ended September 30, 2013, June 30, 2013 and March 31, 2013 and 8.0x Adjusted EBITDA for the twelve months ended December 31, 2012. Viskase valued at 10.0x Adjusted EBITDA for the twelve months ended September 30, 201 3, 9.5x Adjusted EBITDA for the twelve months ended June 30, 2013 and 11.0x for the twelve months ended March 31, 2013 and December 31, 2012. (4) Represents equity attributable to us as of each respective date. (5) Holding Company’s cash and cash equivalents balance as of each respective date. (6) Holding Company’s debt balance as of each respective date. (7) Holding Company’s other net asset balance as of each respective date . . 33 ($ Millions) As of Dec 31 March 31 June 30 Sept 30 2012 2013 2013 2013 Market-valued Subsidiaries: Holding Company interest in Funds (1) $2,387 $2,607 $2,543 $3,573 CVR Energy (2) 3,474 3,675 3,375 2,743 CVR Refining (2) -- 139 180 150 Federal-Mogul (2) 615 462 783 2,033 American Railcar Industries (2) 377 555 398 466 Total market-valued subsidiaries $6,853 $7,438 $7,279 $8,965 Other Subsidiaries Tropicana (3) $512 $546 $566 $528 Viskase (3) 268 283 237 278 Real Estate Holdings (4) 763 696 717 723 PSC Metals (4) 338 334 322 302 WestPoint Home (4) 256 207 205 205 AEP Leasing (4) 60 112 142 214 Total - other subsidiaries $2,196 $2,178 $2,189 $2,250 Add: Holding Company cash and cash equivalents (5) 1,045 755 1,412 958 Less: Holding Company debt (6) (4,082) (3,525) (3,525) (4,017) Add: Other Holding Company net assets (7) 86 137 (133) (72) Indicative Net Asset Value $6,098 $6,983 $7,222 $8,084

Appendix — EBITDA Reconciliation 34

EBITDA and Adjusted EBITDA Reconciliation 35 ($ Millions) LTM September 30, 2010 2011 2012 9/30/2012 9/30/2013 2013 IEP Adjusted EBITDA: Net income 199$ 750$ 396$ 390$ 803$ 809$ Interest expense, net 338 377 456 337 346 465 Income tax expense (benefit) 11 27 (128) (60) 211 143 Depreciation, depletion and amortization 328 309 434 303 343 474 EBITDA Attributable to IEP 876$ 1,463$ 1,158$ 970$ 1,703$ 1,891$ Impairment 8 58 106 68 7 45 Restructuring 12 9 25 16 17 26 Non-service cost of U.S. based pension 25 18 29 20 4 13 Unfavorable (favorable) FIFO impact - - 58 34 (54) (30) OPEB curtailment gains (22) (1) (40) (39) (15) (16) Certain share-based compensation expense - - 27 26 14 15 Major scheduled turnaround expense - - 88 10 - 78 Loss on discontinued operations - - - - - - Net loss (gain) on extinguishment of debt 40 - 7 2 (3) 2 Unrealized loss(gain) on certain derivatives - - 57 96 (121) (160) Expenses related to a certain proxy matter - Losses on disposal of assets (2) 44 46 Other - - 31 14 18 35 Adjusted EBITDA attributable to Icahn Enterprises 939$ 1,547$ 1,546$ 1,215$ 1,614$ 1,945$ Year Ended December 31, September 30, Nine Month Ended

EBITDA and Adjusted EBITDA Reconciliation by Segment – FYE 2012 36 ($ Millions) InvestmentAutomotive Energy MetalsRailcarGaming Food Packaging Real Estate Home Fashion Holding Company Consolidated FYE 2012 Adjusted EBITDA attributable to IEP: Net income attributable to IEP 157 (24) 263 (58) 29 21 4 19 (27) 12 396 Interest expense, net 1 105 31 - 8 8 15 5 - 283 456 Income tax expense (benefit) - (22) 149 (1) 23 3 4 - - (284) (128) Depreciation and amortization - 224 105 26 13 22 13 23 8 - 434 IEP EBITDA 158 283 548 (33) 73 54 36 47 (19) 11 1,158 Impairment of assets - 76 - 18 - 1 - - 11 - 106 Restructuring costs - 20 - - - - 1 - 4 - 25 Non-Service cost US based pensions - 27 - - - - 2 - - - 29 (Favorable) unfavorable FIFO impact - - 58 - - - - - - - 58 Unrealized (gain)/loss on derivatives - - 57 - - - - - - - 57 OPEB curtailment gain - (40) - - - - - - - - (40) Loss (gain) on disposal of assets - - 4 - - - - - - - 4 Stock-based compensation - (3) 27 - 3 - - - - - 27 Other - 27 93 (1) 1 (1) 2 - 1 - 122 IEP Adjusted EBITDA 158 390 787 (16) 77 54 41 47 (3) 11 1,546

EBITDA and Adjusted EBITDA Reconciliation by Segment – FYE 2011 37 ($ Millions) InvestmentAutomotive Energy MetalsRailcarGaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA attributable to IEP: Net income attributable to IEP 868 121 - 6 2 13 4 18 (56) (226) 750 Interest expense, net 8 109 - - 11 5 15 6 - 223 377 Income tax expense (benefit) - 13 - (3) 2 3 4 - - 8 27 Depreciation and amortization - 217 - 23 12 13 12 23 9 - 309 IEP EBITDA 876 460 - 26 27 34 35 47 (47) 5 1,463 Impairment of assets - 37 - - - 3 - - 18 - 58 Restructuring costs - 4 - - - - - - 5 - 9 Non-Service cost US based pensions - 18 - - - - - - - - 18 OPEB curtailment gain - (1) - - - - - - - - (1) IEP Adjusted EBITDA 876 518 - 26 27 37 35 47 (24) 5 1,547

EBITDA and Adjusted EBITDA Reconciliation by Segment – FYE 2010 38 ($ Millions) InvestmentAutomotive Energy MetalsRailcarGaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA attributable to IEP: Net income attributable to IEP 340 116 - 4 (15) - 10 8 (42) (222) 199 Interest expense, net 1 109 - - 12 - 15 8 1 192 338 Income tax expense (benefit) 1 9 - 1 (8) - 1 - - 7 11 Depreciation and amortization - 254 - 19 13 1 11 23 7 - 328 IEP EBITDA 342 488 - 24 2 1 37 39 (34) (23) 876 Impairment of assets - 1 - - - - - 1 6 - 8 Restructuring costs - 7 - - - - - - 5 - 12 Non-Service cost US based pensions - 25 - - - - - - - - 25 OPEB curtailment gain - (22) - - - - - - - - (22) Unrealized (gain)/loss on derivatives - - - - - - - - - - - Other - - - - - - - - - 40 40 IEP Adjusted EBITDA 342 499 - 24 2 1 37 40 (23) 17 939

EBITDA and Adjusted EBITDA Reconciliation by Segment – YTD Q3 2013 39 ($ Millions) InvestmentAutomotive Energy Metals Railcar Gaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA attributable to IEP: Net income attributable to IEP $ 690 $ 31 $ 340 $ (18) $ 15 $ 18 $ (7) $ 12 $ (5) $ (273) $ 803 Interest expense, net 3 69 25 - 3 8 12 3 - 223 346 Income tax expense (benefit) - 22 179 (14) 22 1 (1) - - 2 211 Depreciation and amortization - 172 90 20 11 16 11 17 6 - 343 IEP EBITDA $ 693 $ 294 $ 634 $ (12) $ 51 $ 43 $ 15 $ 32 $ 1 $ (48) $ 1,703 Impairment of assets - 3 - - - 2 - 2 - - 7 Restructuring costs - 15 - - - - - - 2 - 17 Non-Service cost US based pensions - 2 - - - - 2 - - - 4 (Favorable) unfavorable FIFO impact - - (54) - - - - - - - (54) Unrealized (gain)/loss on derivatives - - (121) - - - - - - - (121) OPEB curtailment gain - (15) - - - - - - - - (15) Loss on disposal of assets - 44 - - - - - - - - 44 Stock-based compensation - 3 9 - 2 - - - - - 14 Other - 2 (3) - (1) - 20 (1) (2) - 15 IEP Adjusted EBITDA $ 693 $ 348 $ 465 $ (12) $ 52 $ 45 $ 37 $ 33 $ 1 $ (48) $ 1,614

EBITDA and Adjusted EBITDA Reconciliation by Segment – YTD Q3 2012 40 ($ Millions) InvestmentAutomotive Energy Metals Railcar Gaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA attributable to IEP: Net income attributable to IEP $ 121 $ 38 $ 219 $ (21) $ 20 $ 25 $ 3 $ 17 $ (16) $ (16) $ 390 Interest expense, net 1 80 19 - 8 5 12 4 - 208 337 Income tax expense (benefit) - (21) 128 (9) 14 1 2 - - (175) (60) Depreciation and amortization - 164 59 19 11 17 10 17 6 - 303 IEP EBITDA $ 122 $ 261 $ 425 $ (11) $ 53 $ 48 $ 27 $ 38 $ (10) $ 17 $ 970 Impairment of assets - 61 - - - 1 - - 6 - 68 Restructuring costs - 14 - - - - - - 2 - 16 Non-Service cost US based pensions - 20 - - - - - - - - 20 (Favorable) unfavorable FIFO impact - - 34 - - - - - - - 34 Unrealized (gain)/loss on derivatives - - 96 - - - - - - - 96 OPEB curtailment gain - (39) - - - - - - - - (39) Loss on disposal of assets - (2) - - - - - - - - (2) Stock-based compensation - (2) 25 - 3 - - - - - 26 Other - 7 12 - 2 1 3 1 - - 26 IEP Adjusted EBITDA $ 122 $ 320 $ 592 $ (11) $ 58 $ 50 $ 30 $ 39 $ (2) $ 17 $ 1,215

EBITDA and Adjusted EBITDA Reconciliation by Segment – LTM Q3 2013 41 ($ Millions) InvestmentAutomotive Energy MetalsRailcarGaming Food Packaging Real Estate Home Fashion Holding Company Consolidated Adjusted EBITDA attributable to IEP: Net income attributable to IEP 726 (31) 384 (55) 24 14 (6) 14 (16) (245) 809 Interest expense, net 3 94 37 - 3 11 15 4 - 298 465 Income tax expense (benefit) - 21 200 (6) 31 3 1 - - (107) 143 Depreciation and amortization - 232 136 27 13 21 14 23 8 - 474 IEP EBITDA 729 316 757 (34) 71 49 24 41 (8) (54) 1,891 Impairment of assets - 18 - 18 - 2 - 2 5 - 45 Restructuring costs - 21 - - - - 1 - 4 - 26 Non-Service cost US based pensions - 9 - - - - 4 - - - 13 (Favorable) unfavorable FIFO impact - - (30) - - - - - - - (30) Unrealized (gain)/loss on derivatives - - (160) - - - - - - - (160) OPEB curtailment gain - (16) - - - - - - - - (16) Loss on disposal of assets - 46 4 - - - - - - - 50 Stock-based compensation - 2 11 - 2 - - - - - 15 Other - 22 78 (1) (2) (2) 19 (2) (1) - 111 IEP Adjusted EBITDA 729 418 660 (17) 71 49 48 41 - (54) 1,945

Adjusted EBITDA Reconciliation – American Railcar Industries, Inc. (ARII) 42 ($ Millions) Source: ARI Q3 2013 & Q4 2012 Earnings Press Release. Financials FYE FYE 2011 2012 Net Earnings 4$ 64$ 88$ Income Tax expense 4 42 56 Interest expense 20 18 9 Loss in debt extinguishment 0 2 0 Interest Income (4)$ (3)$ (3)$ Depreciation 22 24 26 EBITDA 47 147 176 Other income related to our short-term investments - (2) (4) Expense related to stock appreciation rights compensation 4 5 5 Adjusted EBITDA 51 150 177 LTM 9/30/2013

Adjusted EBITDA Reconciliation – CVR Energy (CVI) 43 Source: CVR Energy Q3 2013 Earnings Presentation. Financials FYE FYE LTM Q3 ($ in millions) 2011 2012 2013 Net income (loss) attributable to CVR Energy stockholders 346$ 379$ 433$ Interest expense and other financing costs, net of interest income 55 75 57 Depreciation and amortization 90 130 138 Income tax expense 210 226 239 FIFO impacts, (favorable) unfavorable (26) 58 (61) Goodwill impairment - - - (Gain) loss on derivatives, net (78) 286 (165) Current period settlement on derivative contracts (7) (138) (61) Share-based compensation 27 39 24 Loss on disposal of fixed asset 3 - - Loss on extinguishment of debt 2 38 64 Major scheduled turnaround expenses 66 129 94 Expenses associated with proxy matter - 44 - Expenses associated with Gary-Williams acquisition 9 11 1 Adjusted EBITDA and EBITDA expenses related to non-controllin interest (8) (11) 7 Adjusted EBITDA 690$ 1,264$ 769$